UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
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FORM 8-K
______________________
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): 4/13/2026
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Exodus Movement, Inc.
(Exact name of Registrant as Specified in Its Charter)
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Texas		001-42047	81-3548560
(State or Other Jurisdiction of Incorporation)		(Commission File Number)	(IRS Employer Identification No.)

15418 Weir St. #333
Omaha,	Nebraska		68137
(Address of Principal Executive Offices)			(Zip Code)
Registrant’s Telephone Number, Including Area Code: 833-992-2566
(Former Name or Former Address, if Changed Since Last Report)
______________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, par value $0.000001 per share	EXOD	NYSE American
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☒
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01 Regulation FD Disclosure.

As previously disclosed, on November 24, 2025, Exodus Movement, Inc. (the “Company”) entered into a Stock Purchase Agreement (the “Purchase Agreement”) with W3C Corp. (the “Target”) and Garth Howat (“Seller”), pursuant to which the Company agreed to acquire from Seller all of the issued and outstanding shares of capital stock of the Target (the “Transaction”). The Target and its subsidiaries include Monavate Holdings Ltd. and its subsidiaries (collectively, “Monavate”) and Baanx.com Ltd. and Baanx US Corp (collectively, “Baanx”). Monavate is a global leader in payment solutions for fintech, Web3 and global enterprises, and Baanx is a leading provider of non-custodial cards and B2B2C digital asset services.
On April 13, 2026, the Company issued a press release announcing that it has filed a lawsuit in the Delaware Court of Chancery against the Target and the Seller seeking to compel them to comply with their obligations under the Purchase Agreement and to close the Transaction.
A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.
The information furnished herein pursuant to Item 7.01 of this Current Report on Form 8-K, including Exhibit 99.1, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, and shall not be deemed to be incorporated by reference into any of our filings under the Securities Act of 1933, as amended, or the Exchange Act, whether made before or after the date hereof and regardless of any general incorporation language in such filings, except to the extent expressly set forth by specific reference in such a filing.

Item 9.01 Financial Statements and Exhibits.
(d)Exhibits

Exhibit numbers	Description
99.1	Press release dated April 13, 2026
104	Cover Page Interactive Data File (embedded with the Inline XBRL document)

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EXODUS MOVEMENT, INC.

Date:	April 13, 2026	By:	/s/ James Gernetzke
James Gernetzke, Chief Financial Officer